U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2004

AMERICAN SCIENCE AND ENGINEERING, INC.

(Exact Name Of Registrant As Specified In Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

1-6549	04-2240991
(Commission File Number)	(I.R.S. Employer Identification No.)

829 MIDDLESEX TURNPIKE, BILLERICA, MASSACHUSETTS	01821
(Address of Principal Executive Offices)	(Zip Code)

(978) 262-8700
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

On June 28, 2004, American Science and Engineering, Inc. announced that the Company’s Chief Financial Officer had resigned. A copy of the press release issued on June 28, 2004 regarding the resignation is filed as Exhibit 99.1.

ITEM 7. EXHIBITS

Exhibit Number	Description

99.1	Press Release dated June 28, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 28, 2004	AMERICAN SCIENCE AND ENGINEERING, INC.

	By:	/s/ ANTHONY R. FABIANO
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated June 28, 2004, announcing resignation of Chief Financial Officer.

QuickLinks

SIGNATURE

EXHIBIT INDEX